GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class C Shares
of the
Goldman Sachs Local Emerging Markets Debt Fund

Supplement dated May 23, 2011 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

The information with respect to “Class C” in the “Average Annual Total Returns” table in the “Goldman Sachs Local Emerging Markets Debt Fund—Summary—Performance” section of the Prospectus is hereby replaced with the following:

		Since
For the period ended December 31, 2009	1 Year	Inception
Class C (Inception 02/15/08)
Returns Before Taxes	24.77%	–1.33%

The revised 1 year performance figure set forth in the table above is lower than that previously shown in the Prospectus. In accordance with applicable requirements, the revised figure assumes the redemption of Class C shares at the end of the one-year period and the deduction of the corresponding CDSC at the end of that period.

This Supplement should be retained with your Prospectus for future reference.

LEMDCPERFSTK 05-11